Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2011

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 6337

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  210
	    Class C	      $ 1645
	    Class Y	      $ 5028


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.59

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.32
    	    Class C	      $ 0.36
	    Class Y	      $ 0.66


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             11139

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            	  674
	    Class C              4595
	    Class Y		 7895


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 21.16

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 18.13
	    Class C           $ 19.08
	    Class Y           $ 21.77


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 2492

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  170
	    Class C	      $  450
	    Class Y	      $  100

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.13

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.08
    	    Class C	      $ 0.08
	    Class Y	      $ 0.14

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            19472

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        1967
	    Class C             5134
	    Class Y		 678


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.60

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.58
	    Class C           $ 5.60
	    Class Y           $ 5.64


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $   82

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    5
	    Class C	      $    3
            Class Y           $    1


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $  0.0003


	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $  0.0003
    	    Class C	      $  0.0003
            Class Y           $  0.0003



74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       208879

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             15451
	    Class C             13596
            Class Y              2498

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  6389

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   31
	    Class C	      $  366
	    Class Y	      $  476

72EE.	1.  Total capital gains distributions for which record pass during
	    the period (000's omitted)
	    Class A	      $27473

	2. capital gains distributions for a second class of open-end company shares (000's omitted)
	    Class B	      $  551
	    Class C	      $ 4350
	    Class Y	      $ 1839


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.47

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.11
    	    Class C	      $ 0.17
	    Class Y	      $ 0.53


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14337

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  290
	    Class C              2292
	    Class Y		  986


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 26.36

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 22.35
	    Class C           $ 23.06
	    Class Y           $ 27.00


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 5120

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  118
	    Class C	      $  659
	    Class Y	      $  549


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.46

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.21
    	    Class C	      $ 0.24
	    Class Y	      $ 0.52


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             10557

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         538
	    Class C             2679
	    Class Y		 995

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.54

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 25.27
	    Class C           $ 25.67
	    Class Y           $ 25.65


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 2748

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    8
	    Class C	      $  134
	    Class Y	      $  288


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.32

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.12
	    Class Y	      $ 0.39


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             7144

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              170
	    Class C             1043
	    Class Y		 726

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.31

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 24.98
	    Class C           $ 25.31
	    Class Y           $ 25.64